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EXHIBIT 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated 22 March 2013, in Amendment No. 2 to the Registration Statement (Form F-1 No. 333-184731) and related Prospectus of GFI Software S.A. dated 16 August 2013.

16 August 2013

Ernst & Young Gmbh
Wirtschaftsprüfungsgesellschaft
München

/s/ BOSTEDT (Bostedt) Wirtschaftsprüfer	/s/ RICHTER (Richter) Wirtschaftsprüfer

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  EXHIBIT 23.2
Consent of Independent Registered Public Accounting Firm